                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 17, 2001


                          CITADEL HOLDING CORPORATION
            (Exact name of registrant as specified in its charter)


            Nevada                                  1-8625                               95-3885184
(State or other jurisdiction of         (Commission Identification No.)     (I.R.S. Employer Identification No.)
        incorporation)

            550 South Hope Street, Suite 1825, Los Angeles, California                     90071
                     (Address of principal executive offices)                            (Zip Code)


      Registrant's telephone number, including area code: (213) 239-0555


                                       N/A

                      ___________________________________

         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

      On August 17, 2001, Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc. entered into an Agreement and Plan of Merger to consolidate Craig and Reading with Citadel. A copy of the signed Agreement and Plan of Merger and of the joint press release confirming the proposed consolidation are included as exhibits to this Report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) The following exhibits are included with this Report:

      10. Agreement and Plan of Merger, dated August 17, 2001, among Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc.

      99. Joint Press Release issued August 20, 2001 by Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc.


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CITADEL HOLDING CORPORATION



Date: August 20, 2001           By:  /s/ Andrzej J. Matyczynski
                                     ----------------------------
                                     Andrzej J. Matyczynski
                                     Chief Financial Officer